                                                                   Exhibit 10.19

                                                                [EXECUTION COPY]

                               VOTING AGREEMENT
                               ----------------

          THIS VOTING AGREEMENT (this "Agreement"), made as of this 4th day of
                                       ---------
February 2000, by and among PaeTec Corp., a Delaware corporation (the "Corporation"); Alliance Cabletel Holdings, L.P., a Delaware limited partnership
 -----------
("Alliance"), Kline Hawkes California SBIC, L.P. ("Kline Hawkes"), The Union
  --------                                         ------------
Labor Life Insurance Company Separate Account P ("ULLICO"), and the individuals
                                                  ------
and/or entities listed on Schedule A hereto (together with Alliance, Kline
                          ----------
Hawkes and ULLICO, the "CCS Group Stockholders"); Arunas A. Chesonis ("Mr.
                        ----------------------                         ---
Chesonis"), Christopher Edgecomb, Trustee of the Christopher E. Edgecomb Living
--------
Trust dated April 25, 1998 ("Mr. Edgecomb"), and Jeffrey Sudikoff  ("Mr.
                             ------------                            ---
Sudikoff" and, together with Mr. Chesonis and Mr. Edgecomb, the "Principal
--------                                                         ---------
Stockholders"); Madison Dearborn Capital Partners III L.P., a Delaware limited
------------
partnership, Madison Dearborn Special Equity III, a Delaware limited partnership, and Special Advisors Fund I LLC, a Delaware limited partnership (collectively, "MDCP Group Stockholders"); Blackstone CCC Capital Partners,
                -----------------------
L.P., a Delaware limited partnership, Blackstone CCC Offshore Capital Partners, L.P., a Cayman Islands limited partnership, and Blackstone Family Investment Partnership III, L.P., a Delaware limited partnership (collectively the "Blackstone Group Stockholders"); and Ares Leveraged Investment Fund L.P., a
------------------------------
Delaware limited partnership, Ares Leveraged Investment Fund L.P. II, a Delaware limited partnership, Newcourt Commercial Finance Corporation, a Delaware corporation, and UnionBanCal Equities, Inc., a California corporation (collectively, the "Other Investor Stockholders"). The MDCP Group Stockholders,
                    ---------------------------
the Blackstone Group Stockholders and the Other Investor Stockholders are hereinafter sometimes collectively referred to as the "Investor Stockholders"
                                                       ---------------------
and individually as an "Investor Stockholder." The Principal Stockholders, the
                        --------------------
CCS Group Stockholders and the Investor Stockholders are hereinafter sometimes collectively referred to as the "Stockholders" and individually as a
                                 ------------
"Stockholder."
 -----------

                                   RECITALS
                                   --------

     WHEREAS, the Corporation is party to an Equity Purchase Agreement with the Investor Stockholders, dated as of the date hereof (the "Purchase Agreement"),
                                                         ------------------
pursuant to which the Investor Stockholders will purchase shares of the Corporation's Series A Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock").
      ---------------

     WHEREAS, pursuant to Section 2 of the Purchase Agreement, it is a condition precedent to the obligations of the parties thereunder to consummate the transactions contemplated by the Purchase Agreement that the parties enter into this Agreement.

     WHEREAS, pursuant to the terms of the Preferred Stock, as set forth in the Corporation's Restated Certificate of Incorporation as of the date hereof, the Investor Stockholders are entitled to nominate a certain number of persons for election to the Corporation's board of directors (the "Board").
                                                       -----

     WHEREAS, pursuant to the Campuslink Stockholders Agreement (as defined below), the CCS Group Stockholders are entitled to nominate a certain number of persons for election to the Board.

     WHEREAS, the Stockholders believe that it is in the best interests of the parties hereto to formalize their agreements regarding certain voting matters and to define certain rights, duties and obligations among the parties hereto.

     NOW, THEREFORE, the Stockholders and the Corporation agree as follows:

1.   Definitions.
     -----------

     1.1  "Affiliate" shall mean any Person that directly, or indirectly through
           ---------
one or more intermediaries, controls or is controlled by, or is under common control with, any other Person, including, without limitation, any Affiliated Fund.

     1.2  "Affiliated Fund" shall mean each corporation, trust, general or
           ---------------
limited partnership or other entity under common control with any Stockholder which is managed by an Affiliate of Madison Dearborn Capital Partners III, L.P. or Blackstone CCC Capital Partners, L.P.

     1.3  "Beneficially own" has the meaning set forth in Rule 13d-3 under the
           ----------------
Securities Exchange Act of 1934, as amended, as in effect on the date hereof.

     1.4  "Campuslink Stockholders Agreement" shall mean that certain
           ---------------------------------
Stockholders' Agreement, dated as of September 9, 1999, as amended as of the date hereof, by and among the Corporation, the Principal Stockholders and the other stockholders a party thereto.

     1.5  "Common Stock" shall mean, collectively, the Class A common stock, par
           ------------
value $0.01 per share, of the Corporation, and the Class B common stock, par value $.01 per share, of the Corporation (the "Class B Common Stock").
                                               --------------------

     1.6  "Permitted Transferee" shall mean the transferee of any Securities of
           --------------------
any Stockholder who is an Affiliate of such Stockholder or the spouse, lineal descendants (natural or adopted) or parents of such Stockholder or Affiliate, or (with the prior consent of the Corporation, which consent shall not be unreasonably withheld or delayed) the respective constituent partners or participants of such Stockholder or such partners' or participants' direct and indirect constituent partners, stockholders and Affiliates, or an inter vivos
                                                                  ----- -----
trust for the benefit of any such Person or, in the case of the MDCP Group Stockholders, any other transferee of no more than two percent of the Securities in the aggregate held by the MDCP Group Stockholders as of February 4, 2000, so long as such transferee is designated by the MDCP Group Stockholders in writing to the Corporation as a "Permitted Transferee" promptly following the time of such transfer.

     1.7  "Person" shall mean any individual, corporation, partnership (general
           ------
or limited), limited liability company, limited liability partnership, firm, trust, association or other entity.

     1.8  "Principal Stockholders' Agreement" shall mean that certain
           ---------------------------------
Stockholders' Agreement, dated August 13, 1998, among Mr. Chesonis, Mr. Edgecomb, as Trustee of the Christopher E. Edgecomb Living Trust dated April 25, 1998, and Mr. Sudikoff, as such Stockholders' Agreement is in effect as of the date hereof.

     1.9  "Public Offering" means any bona fide underwritten sale of the Common
           ---------------
Stock to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on Form S-1 (or a successor form adopted by the Securities and Exchange Commission); provided that the following shall not be considered a Public Offering: (i) any issuance of Common Stock as consideration for a merger or acquisition; and (ii) any issuance of Common Stock or rights to acquire Common Stock to existing securityholders or to employees of the Corporation or its subsidiaries on Form S-4 or Form S-8 (or any successor forms adopted by the Securities and Exchange Commission) or otherwise.

     1.10 "Securities" shall mean, collectively, all capital stock of the
           ----------
Corporation, all rights to acquire any shares of any capital stock of the Corporation and all securities convertible into capital stock of the Corporation (including indebtedness convertible into or exchangeable for shares of capital stock of the Corporation), together with any and all securities received as stock splits, dividends on or in substitution for any capital stock of the Corporation, or in connection with any increase, reduction or reclassification of the capital stock of the Corporation, or upon any reorganization, recapitalization, share exchange, exchange offer, merger or consolidation of the Corporation with any one or more entities in which an entity other than the Corporation is the surviving entity, or upon the exercise of any option or warrant to purchase capital stock of the Corporation.

2.   Matters Concerning the Board of Directors.
     -----------------------------------------

     2.1  Composition of the Board. From and after the effectiveness of this
          ------------------------
Agreement and until the provisions of this Section 2 cease to be effective, each Stockholder shall vote all of such Stockholder's Securities and any other voting securities of the Corporation over which such Stockholder has voting control and shall take all other necessary or desirable actions within such Stockholder's control (whether in the capacity as a stockholder, director, member of a Board committee or officer of the Corporation or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Corporation shall take all necessary and desirable actions within its control (including, without limitation, calling special Board and stockholder meetings and nominating individuals to the Board in accordance with, and not inconsistent with, the terms and conditions contained herein and in the Corporation's certificate of incorporation), so that the following persons shall be elected to the Board:

          (i) CCS Group Directors. Until such date as the CCS Group Stockholders
              -------------------
          (including their Permitted Transferees) cease to beneficially own, on an aggregate basis, at least 5% of the Common Stock issued and outstanding in the aggregate, the nominees to serve as directors of the Corporation nominated by the CCS Group Stockholders (which term, for purposes of this Section 2, shall refer to each CCS Group Stockholder and each Permitted Transferee of each CCS Group Stockholder) (the "CCS Group Directors"), the number of which shall
                             -------------------
          equal the greater of (x) the number of members of the Board multiplied
                    ------- --                                        ----------
          by the CCS Board Percentage, rounded down to the nearest whole number
          --
          and (y) one nominee.  For purposes of this Section 2.1(i), the "CCS
                                                                          ---
          Board Percentage" shall, with respect to any nomination of a CCS Group
          ----------------
          Director,  be equal to the total number of shares
          of Common Stock beneficially owned by the CCS Group Stockholders (including their Permitted Transferees) at the time of any such nomination of a CCS Group Director divided by the total number of
                                             ------- --
          issued and outstanding shares of Common Stock. For purposes of this
          Section 2.1(i), nominees to serve as CCS Group Directors shall be determined by the vote of CCS Group Stockholders beneficially owning a majority of the shares of Common Stock held by all the CCS Group Stockholders at the time of any such nomination of a CCS Group Director.

          (ii) MDCP Group Directors:
               --------------------

                    (A) Prior to a Public Offering.  Prior to the consummation
                        --------------------------
               of a Public Offering, until such date as the holders of the Series A Preferred on the date of its initial issuance and the Permitted Transferees of such holders beneficially own in the aggregate (x) Series A Preferred and (y) shares of Common Stock received upon a conversion of the Series A Preferred in accordance with the conversion rights set forth in the Corporation's certificate of incorporation, which together, on an as-converted basis, represent less than one-third of the aggregate number of shares of Common Stock issuable upon conversion of all of the Series A Preferred acquired by the holders of the Series A Preferred on the date of its initial issuance, (1) one person nominated by the MDCP Group Stockholders if the Board has eight or fewer members, (2) two persons nominated by the MDCP Group Stockholders if the Board has between nine and fourteen members, and (3) and three persons nominated by the MDCP Group Stockholders if the Corporation has fifteen or more members. Each person elected to the Board pursuant to a nomination made in accordance with this clause (A) or clause (B) below is referred to herein individually as an "MDCP Director" and collectively as the "MDCP Directors".
                -------------                           --------------

                    (B) After a Public Offering.
                        -----------------------

                        1. After a Public Offering, and until such date as the MDCP Group Stockholders and their Permitted Transferees collectively own beneficially in the aggregate (x) Series A Preferred and (y) shares of Common Stock received upon a conversion of the Series A Preferred in accordance with the Corporation's certificate of incorporation, which together, on an as-converted basis, represent less than either (1) one-third of the
                                  ---- ----
                        aggregate number of shares of Common Stock issuable upon conversion of all of the Series A Preferred acquired by the MDCP Group Stockholders on the date of its initial issuance or (2) five percent of the Common Stock issued and outstanding in the aggregate, one person nominated by the MDCP Group Stockholders and their Permitted Transferees; and

                         2. After a Public Offering, at any time in which the number of members of the Board is established at nine or greater and until the date on which the MDCP Group Stockholders and their Permitted Transferees collectively own beneficially in the aggregate (x) Series A Preferred and (y) shares of Common Stock received upon a conversion of the Series A Preferred in accordance with the Company's certificate of incorporation, which together, on an as-converted basis, represent less than either (1) fifty percent of
                                          ---- ----
                         the aggregate number of shares of Common Stock issuable upon conversion of all of the Series A Preferred acquired by the MDCP Group Stockholders on the date of its initial issuance or (2) five percent of the Common Stock issued and outstanding in the aggregate, a second person nominated by the MDCP Group Stockholders and their Permitted Transferees;

                    (C)  Determinations Made by the MDCP Group Stockholders and
                         ------------------------------------------------------
               Their Permitted Transferees.  Nominations and other actions and
               ---------------------------
               determinations made by the MDCP Stockholders and their Permitted Transferees under this Agreement shall be made by the MDCP Stockholders and their Permitted Transferees holding a majority of the shares of Common Stock (calculated on an as-converted basis with respect to any Preferred Stock held by such Stockholders) beneficially owned collectively by all of the MDCP Stockholders and their Permitted Transferees.

         (iii) Blackstone Group Directors:
               --------------------------

                    (A)  Prior to a Public Offering.  Prior to the consummation
                         --------------------------
               of a Public Offering, until such date as the holders of the Series A Preferred on the date of its initial issuance and the Permitted Transferees of such holders beneficially own in the aggregate (x) Series A Preferred and (y) shares of Common Stock received upon a conversion of the Series A Preferred in accordance with the conversion rights set forth in the Corporation's certificate of incorporation, which together, on an as-converted basis, represent less than one-third of the aggregate number of shares of Common Stock issuable upon conversion of all of the Series A Preferred acquired by the holders of the Series A Preferred on the date of its initial issuance, (1) one person nominated by the Blackstone Group Stockholders if the Board has twelve or fewer than twelve members, (2) two persons nominated by the Blackstone Group Stockholders if the Board has between twelve and seventeen members, and (3) three persons nominated by the Blackstone Group Stockholders if the Board has eighteen or more members. Each person elected to the Board pursuant to a nomination made in accordance with this clause (A) or clause (B) below is referred to herein individually as a "Blackstone Director" and
                                                     -------------------
               collectively as the "Blackstone Directors".
                                    --------------------

                    (B) After a Public Offering.  After a Public Offering, and
                        -----------------------
               until such date as the Blackstone Group Stockholders and their Permitted Transferees collectively own beneficially in the aggregate (x) Series A Preferred and (y) shares of Common Stock received upon a conversion of the Series A Preferred in accordance with the Corporation's certificate of incorporation, which together, on an as-converted basis, represent less than
                                                                   ---- ----
               either (1) one-third of the aggregate number of shares of Common Stock issuable upon conversion of all of the Series A Preferred acquired by the Blackstone Group Stockholders on the date of its initial issuance or (2) five percent of the Common Stock issued and outstanding in the aggregate, one person nominated by the Blackstone Group Stockholders and their Permitted Transferees

                    (C) Determinations Made by the Blackstone Group Stockholders
                        --------------------------------------------------------
               and Their Permitted Transferees.  Nominations and other actions
               -------------------------------
               and determinations made by the Blackstone Group Stockholders and their Permitted Transferees under this Agreement shall be made by the Blackstone Group Stockholders and their Permitted Transferees holding a majority of the shares of Common Stock (calculated on an as-converted basis with respect to any Preferred Stock held by such Stockholders) beneficially owned collectively by all of the Blackstone Group Stockholders and their Permitted Transferees.

          (iv) Chesonis Directors:  Until such date as Mr. Chesonis ceases to be
               ------------------
          at least one of the Chairman of the Board or the Chief Executive Officer of the Corporation or Mr. Chesonis ceases to beneficially own, or otherwise ceases to have the right to vote, any shares of Class B Common Stock, other than with respect to any votes required to be voted for the CCS Group Directors, the MDCP Directors and the Blackstone Directors pursuant to this Section 2, the Stockholders shall vote all of their shares of capital stock for the election of any other directors nominated by Mr. Chesonis (each, a "Chesonis
                                                                  --------
          Director").
          --------

Notwithstanding Section 2.1(ii)(A) and 2.1(iii)(A), the maximum number of MDCP Directors and Blackstone Directors in the aggregate at any time prior to the consummation of a Public Offering shall not exceed the maximum number provided for in paragraph 5A of the Corporation's Restated Certificate of Incorporation as of the date hereof (except as provided for in Section 8 of such Restated Certificate of Incorporation).

          (a) The removal from the Board of any person nominated to the Board pursuant to this Section 2 without cause shall be only upon the written request of (1) in the case of any CCS Group Director, the CCS Group Stockholders and their Permitted Transferees holding a majority of the shares of Common Stock held by all of the CCS Group Stockholders; (2) in the case of any MDCP Director, the MDCP Group Stockholders and their Permitted Transferees; (3) in the case of any Blackstone Director, the Blackstone Group Stockholders and their Permitted Transferees; and (4) in the case of a Chesonis Director, by Mr. Chesonis; provided that upon the
                                                          -------- ----
     request of the Investor Stockholders holding a majority of the shares of Common Stock (calculated on an as-converted basis with respect to any Preferred Stock held by such Stockholders) held by all of the Investor Stockholders, Mr. Chesonis shall take such action as is necessary to remove the Chesonis Directors at such time, if any, that Mr. Chesonis is no longer at least one of the Chairman of the Board or the Chief Executive Officer of the Corporation.

          (b) The removal from the Board of any person nominated to the Board pursuant to this Section 2 for cause shall be only upon the written request of a majority of the shares of Common Stock beneficially owned collectively by all of the Stockholders (calculated on an as-nominated basis with respect to any Preferred Stock held by such Stockholders).

          (c) In the event that any person designated as a director hereunder for any reason ceases to serve as a member of the Board during such person's term of office, the resulting vacancy on the Board shall be filled by a representative designated by the person or persons entitled to remove such director pursuant to Section 2.1(a).

          (d) If, and so long as, any of the MDCP Group Stockholders, the Blackstone Group Stockholders or the CCS Group Stockholders fails to designate a representative to fill a directorship pursuant to the terms of this Section 2, the election of a person to such directorship shall be accomplished in accordance with the Corporation's certificate of incorporation, bylaws and applicable law.

          (e) The Company shall reimburse each CSC Group Director, each MDCP Director and each Blackstone Director for all reasonable out-of-pocket expenses borne by such directors in connection with the performance of their duties as directors of the Corporation and in connection with their attendance at any meeting of the Board.

Each Stockholder shall be obligated to vote such Stockholder's Securities and take all other actions set forth in Section 2.1 with respect to the election of any person to the Board only if (i) such Stockholder is entitled under the Corporation's certificate of incorporation to vote on the election of such person to the Board and (ii) following such time, if ever, as the Corporation has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), only if compliance with
                                       ------------
Section 2.1 would not, by itself, obligate such Stockholder or its Affiliates to comply with the requirements of Section 16 of the Exchange Act.

     2.2  Committees of the Board. So long as any MDCP Director or Blackstone
          -----------------------
Director is a member of the Board, one of such directors shall be entitled hereunder to serve as a member of any committee of the Board which is established.

3. Injunctive Relief. Each Stockholder and the Corporation acknowledges and agrees that the terms, covenants and obligations of this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms, covenants or obligations of this Agreement will cause the Corporation and each Stockholder irreparable injury in an amount which would be impossible to estimate or determine and for which adequate compensation could not be fashioned. Therefore, each Stockholder and the Corporation agrees that the Corporation and/or the other Stockholders (as applicable) will be entitled to an injunction, restraining order or other equitable relief as a matter of course, and without the necessity of proving irreparable harm or the inadequacy of a legal remedy or posting a bond, from any court of competent jurisdiction, restraining the applicable Stockholders or the Corporation and any other Persons as the court may order from committing any violation or threatened violation of the terms, covenants or obligations in this Agreement. The rights and remedies of the Corporation and each Stockholder under this Section 3 are cumulative and are in addition to any other rights and remedies that the Corporation or any Stockholder may have under this Agreement or any other agreement or at law or in equity.

4.   Miscellaneous.
     -------------

     4.1  Continuing Force; Remedies Cumulative.  The provisions contained in
          -------------------------------------
this Agreement will survive and remain in full force and effect after execution of this Agreement. The remedies contained in this Agreement will survive and remain in full force and effect after the termination of this Agreement. The rights and remedies provided for in this Agreement are cumulative and will be in addition to rights and remedies otherwise available to the parties under any other agreement or applicable law.

     4.2  Amendment.  This Agreement may only be amended by a written agreement
          ---------
signed by (i) the Corporation, (ii) the Principal Stockholders holding a majority of the Common Stock held collectively by all of the Principal Stockholders at the time of the proposed amendment, (iii) CCS Group Stockholders, holding a majority of the Common Stock held collectively by all of the CCS Group Stockholders at the time of the proposed amendment, (iv) MDCP Group Stockholders holding a majority of the Common Stock (calculated on an as-converted basis with respect to any Preferred Stock held by such Stockholders) held collectively by all of the MDCP Group Stockholders at the time of the proposed amendment, and (v) the Blackstone Group Stockholders holding a majority of the Common Stock (calculated on an as-converted basis with respect to any Preferred Stock held by such Stockholders) held collectively by all of the Blackstone Group Stockholders at the time of the proposed amendment.

     4.3  Waiver.  No waiver of any Section or provision of this Agreement will
          ------
be enforceable against any party to this Agreement unless set forth in a writing signed by such party. Unless such a writing expressly provides otherwise, any waiving by any party of any Section or provision of this Agreement will not operate or be construed as a waiver of any subsequent breach of this Agreement or constitute a course of conduct which may be relied upon to justify any subsequent breach of this Agreement.

     4.4  Notices.  All notices, demands and other communications called for or
          -------
required by this Agreement shall be in writing and shall be addressed to the parties at their respective addresses stated below or to such other address as a party may subsequently designate by written notice to the other parties. Communications hereunder shall be deemed to have been received (i) upon delivery in person, (ii) five days after such communication is mailed by U.S. certified mail, return receipt requested and postage prepaid, (iii) the first business day after such communication is deposited with a commercial overnight carrier which provides written verification of delivery, or (iv) the day of transmission of such communication if sent before 2:00 p.m. recipient's time by facsimile transmission (with confirmation of receipt) provided that a copy of such communication is sent on the same day by U.S. certified mail, return receipt requested and postage prepaid, with an indication that the original was sent by facsimile and the date of its transmittal.

          If to the Corporation to:

                    PaeTec Corp.
                    290 Woodcliff Drive
                    Fairport, New York 14450
                    Attention: President and Chief Executive Officer
                    Telecopier: (716) 340-2547

          with a copy (which shall not constitute notice) to:

                    Hogan & Hartson L.L.P.
                    8300 Greensboro Drive
                    McLean, Virginia  22102
                    Attention:  Richard J. Parrino, Esq.
                    Telecopier:  (703) 610-6200

or at such other address and to the attention of such other person as the Corporation may designate by written notice to the Stockholders. Notices to the Principal Stockholders shall be addressed to:

                    Arunas A. Chesonis
                    c/o PaeTec Corp.
                    290 Woodcliff Drive
                    Fairport, New York  14450
                    Telecopier:  (716) 340-2547

                    Christopher Edgecomb, Trustee
                     of the Christopher E. Edgecomb Living Trust
                     dated April 25, 1998
                    c/o STAR Telecommunications, Inc.
                    223 East De La Guerra
                    Santa Barbara, California  93101
                    Telecopier: (805) 884-1137

                    Jeffrey Sudikoff
                    P.O. Box 491669
                    Los Angeles, California  90049
                    Telecopier:  (310) 382-3376
or at such other address and to the attention of such other person as the Principal Stockholders may designate by written notice to the Corporation. Notices to any MDCP Group Stockholder shall be addressed to:

                    c/o  Madison Dearborn Capital Partners
                    Three First National Plaza, Suite 3800
                    Chicago, Illinois 60670
                    Attention:  James N. Perry, Jr.
                                James H. Kirby
                                Greg Share
                    Telecopier: (312) 895-1001

               with a copy (which shall not constitute notice) to:

                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, IL 60601
                    Attention:  Edward T. Swan, Esq.
                                Jeffrey Seifman, Esq.
                                Michael L. Newquist, Esq.
                    Telecopier: (312) 861-2200

or at such other address and to the attention of such other person as the MDCP Group Stockholders may designate by written notice to the Corporation and the other Stockholders. Notices to any Blackstone Group Stockholder shall be addressed to:

                    c/o The Blackstone Group
                    345 Park Avenue
                    New York, New York  10154
                    Attention:  Lawrence H. Guffey
                                Michael S. Chae
                    Telecopier: (212) 583-5722

          with a copy (which shall not constitute notice) to:

                    Simpson Thacher & Bartlett
                    425 Lexington Ave.
                    New York, New York  10017-3954
                    Attention:  Wilson Neely, Esq.
                    Telecopier: (212) 455-2502

or at such other address and to the attention of such other person as the Blackstone Group Stockholders may designate by written notice to the Corporation and the other Stockholders. Notices to any CCS Group Stockholder shall be addressed to such Stockholder at the address maintained for such Stockholder in the Corporation's books and records with a copy (which shall not constitute notice) to:

                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, IL  60601
                    Attention:  David A. Breach, Esq.
                    Telecopier:  (312) 861-2200

or at such other address and to the attention of such other person as the CCS Group Stockholders may designate by written notice to the Corporation and the other Stockholders. Notices to any other Investor Stockholder or any other Stockholder made from time to time a party to this Agreement shall be addressed to such Stockholder at the address maintained for such Stockholder in the Corporation's books and records.

     4.5  Binding Effect and Assignment.  This Agreement, and the rights and
          -----------------------------
duties under it, will be binding upon and inure to the benefit of (i) the Corporation, its successors and assigns, and (ii) each Stockholder, its successors and assigns. No Stockholder may assign its rights under this Agreement or delegate its duties hereunder unless such Stockholder both assigns its rights and delegates its duties hereunder, and the transferring Stockholder obtains from such transferee an agreement in writing, in a form reasonably satisfactory to the applicable parties, that such transferee will be bound by this Agreement and that such Securities shall remain subject to the terms of this Agreement. Without the prior written consent of the Corporation, no Stockholder may assign its rights and duties hereunder other than to Permitted Transferees of such Stockholder.

     4.6  Governing Law.  The corporate law of Delaware will govern all issues
          -------------
concerning the relative rights of the Corporation and its Stockholders. All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

     4.7  Captions.  Captions to the various Sections in this Agreement are for
          --------
the convenience of the parties only and will not affect the meaning or interpretation of this Agreement.

     4.8  Enforceability and Interpretation.  It is the desire and intent of the
          ---------------------------------
parties to this Agreement that the terms, provisions, conditions, covenants, representations, warranties, and remedies contained in this Agreement will be enforceable to the fullest extent permitted by law. If any term, provision, condition, covenant, representation, warranty, or remedy of this Agreement or the application thereof to any person or circumstances will, to any extent, be construed to be illegal, invalid, or unenforceable, in whole or in part, then such terms, provisions, condition, covenant, representation, warranty, or remedy will be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by such law. In any case, the remaining terms, provisions, conditions, covenants, representations, warranties, and remedies of this Agreement or the application thereof to any person or circumstance, except those which have been held illegal, invalid, or unenforceable, will remain in full force and effect.

     4.9  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which will be deemed an original, but together they will constitute one and the same instrument.

     4.10 Additional Documents.  Each Stockholder agrees to execute any and all
          --------------------
documents, instruments, certificates and communications deeded to be necessary or desirable by the Corporation to effectuate or reconfirm the applicability of this Agreement to any and all future transaction affecting the Corporation, the Securities, or any Stockholder.

     4.11 Cost of Enforcement.  Any party of this Agreement shall pay to any
          -------------------
other party all fees and expenses (including reasonable fees and expenses of attorneys) incurred by such other party in enforcing its rights under this Agreement against such party.

     4.12 Entire Agreement. Except as otherwise expressly set forth herein, this
          ----------------
Agreement and the documents referenced herein embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt (to the extent that such agreements are inconsistent with this Agreement) any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. All such understandings, agreements or representations will no longer be of any further force or effect (except in the case of any Stockholder who is a party to or otherwise bound by any other understanding, agreement or representation not to transfer such Stockholder's Securities, but only with respect to such understandings, agreements or representations relating only to the transfer of Securities), and, as of the date hereof, each Stockholder expressly waives all of such Stockholder's rights under such understandings, agreements or representations.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Voting Agreement with full force and effect as of the day and year first written above.


                      THE CORPORATION:
                      ---------------

                              PAETEC CORP.

                              By: /s/ Arunas A. Chesonis
                                 ----------------------------------------------
                              Its: CEO, Chairman & President
                                  ---------------------------------------------


                      MDCP GROUP STOCKHOLDERS:
                      -----------------------

                              MADISON DEARBORN CAPITAL PARTNERS III, L.P.

                              By:  Madison Dearborn Partners III, L.P.
                              Its: General Partner

                              By:  Madison Dearborn Partners, LLC
                              Its: General Partner

                              By: /s/ James N. Perry
                                 ----------------------------------------------
                              Its: Managing Director

                              MADISON DEARBORN SPECIAL EQUITY III, L.P.

                              By:  Madison Dearborn Partners III, L.P.
                              Its: General Partner

                              By:  Madison Dearborn Partners, LLC
                              Its: General Partner

                              By: /s/ James N. Perry
                                 ----------------------------------------------
                              Its: Managing Director

                              SPECIAL ADVISORS FUND I, LLC

                              By:  Madison Dearborn Partners III, L.P.
                              Its: Manager

                              By:  Madison Dearborn Partners, LLC
                              Its: General Partner

                              By: /s/ James N. Perry
                                 ----------------------------------------------
                              Its: Managing Director


                [Signature Page to Voting Agreement Continues]

                        BLACKSTONE GROUP STOCKHOLDERS:
                        -----------------------------

                              BLACKSTONE CCC CAPITAL PARTNERS L.P.

                              By: Blackstone Management Associates III L.L.C.

                              By:  /s/ Lawrence H. Guffy
                                 ----------------------------------------
                              Name:  Lawrence H. Guffy
                                   --------------------------------------
                              Title:  Senior Managing Director
                                    -------------------------------------


                              BLACKSTONE CCC OFFSHORE CAPITAL PARTNERS L.P.

                              By:  Blackstone Management Associates III L.L.C.

                              By:  /s/ Lawrence H. Guffy
                                 ----------------------------------------
                              Name:  Lawrence H. Guffy
                                   --------------------------------------
                              Title:  Senior Managing Director
                                    -------------------------------------

                              Executed as a Deed

                              Witnessed by:

                               /s/  Barbara Frive
                              -------------------------------------------

                              BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.

                              By:  Blackstone Management Associates III L.L.C.

                              By:  /s/ Lawrence H. Guffy
                                 ----------------------------------------
                              Name:  Lawrence H. Guffy
                                   --------------------------------------
                              Title:  Senior Managing Director
                                    -------------------------------------

                [Signature Page to Voting Agreement Continues]

                            PRINCIPAL STOCKHOLDERS:
                            ----------------------

                              /s/ Arunas A. Chesonis
                              ---------------------------------------
                              Arunas A. Chesonis


                              CHRISTOPHER E. EDGECOMB LIVING TRUST, dated April 25, 1998

                              By: /s/ Christopher Edgecomb
                                 ------------------------------------
                                 Christopher Edgecomb, Trustee

                              /s/ Jeffrey Sudikoff
                              ---------------------------------------
                              Jeffrey Sudikoff


                    CCS GROUP STOCKHOLDERS:
                    ----------------------

                              ALLIANCE CABLETEL HOLDINGS, L.P.

                              By: KOCOM Communications, Inc.

                              By: /s/ James A. Kofalt
                                 ------------------------------------
                                 James A. Kofalt, President


                              KLINE HAWKES CALIFORNIA SBIC, L.P.

                              By: /s/ Frank Kline
                                 ------------------------------------

                              Its:  Chairman
                                  -----------------------------------


                              THE UNION LABOR LIFE INSURANCE CORPORATION
                              SEPARATE ACCOUNT P

                              By: /s/ Joseph Linehan
                                 ------------------------------------

                              Its:  VP-Securities
                                  -----------------------------------


                              /s/ Robert I. Schwartz
                              ---------------------------------------
                              Robert I. Schwartz


                              /s/ Kenneth M. Kiraly
                              ---------------------------------------
                              Kenneth M. Kiraly


                [Signature Page to Voting Agreement Continues]

                              /s/ Susan F. Kiraly
                              ------------------------------------------
                              Susan F. Kiraly


                              /s/ Richard P. Rizzutti
                              ------------------------------------------
                              Richard P. Rizzutti


                              /s/ Bryant Hopper
                              ------------------------------------------
                              Bryant Hopper


                              /s/ Ronald S. Johnson
                              ------------------------------------------
                              Ronald S. Johnson


                              /s/ Lodwrick Cook
                              ------------------------------------------
                              Lodwrick Cook


                              /s/ Peter Cracovaner
                              ------------------------------------------
                              Peter Cracovaner


                              /s/ Richard Cunningham
                              ------------------------------------------
                              Richard Cunningham


                              /s/ Thomas O. FitzGerald
                              ------------------------------------------
                              Thomas O. FitzGerald


                              /s/ Wendy Foliano
                              ------------------------------------------
                              Wendy Foliano


                              /s/ Joseph Golden
                              ------------------------------------------
                              Joseph Golden


                              /s/ Stephen Mayo
                              ------------------------------------------
                              Stephen Mayo


                              /s/ Karen Sancimino
                              ------------------------------------------
                              Karen Sancimino


                              /s/ Clinton Walker
                              ------------------------------------------
                              Clinton Walker


                [Signature Page to Voting Agreement Continues]

                            OTHER INVESTOR STOCKHOLDERS:
                            ---------------------------

                              NEWCOURT COMMERCIAL FINANCE CORP.

                              By: /s/ Charles Brown
                                 ----------------------------------------
                              Its: V.P.
                                  ---------------------------------------


                              CARAVELLE INVESTMENT FUND, L.L.C.
                              By:  Caravelle Advisors, L.L.C.
                              Its: Investment Manager and Attorney-in-Fact

                              By: [Signature Illegible]
                                 ----------------------------------------
                              Its: Executive Director


                              UNIONBANCAL EQUITIES, INC.

                              By: /s/ David Bonruhi
                                 ----------------------------------------
                              Its: Vice President      VP
                                 ----------------------------------------


                              ARES LEVERAGED INVESTMENT FUND, L.P.
                              By:  ARES Management, L.P.
                              Its: General Partner

                              By: /s/ J. Serot
                                 ----------------------------------------
                              Its: Vice President
                                 ----------------------------------------


                              ARES LEVERAGED INVESTMENT FUND II, L.P.
                              By:  ARES Management, L.P.
                              Its: General Partner

                              By: /s/ J. Serot
                                 ----------------------------------------
                              Its: Vice President
                                 ----------------------------------------


                  [Final Signature Page to Voting Agreement]